UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2012

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 312-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)          Dismissal of Independent Registered Public Accounting Firm Previously Engaged as Principal Accountant

Effective May 31, 2012, CoBiz Financial Inc. (“CoBiz” or the “Company”) dismissed its prior audit firm, Deloitte and Touche LLP (“Deloitte”).

The audit reports of Deloitte on the Company’s financial statements and the reports of Deloitte on the Company’s internal control over financial reporting for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles or practices.

The change in accountants was not a result of any dissatisfaction with the quality of professional services rendered by Deloitte.  The decision to change registered public accounting firms and the appointment of a new registered public accounting firm was made by the Audit Committee of the Company’s Board of Directors following a competitive request for proposal.

During the two most recent fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through May 31, 2012, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized Deloitte to respond fully to the inquiries of the successor auditor.

The Company has provided Deloitte with a copy of the disclosures in this Form 8-K prior to the date that these disclosures were filed with the Securities and Exchange Commission (“Commission”).  The Company requested that Deloitte furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.  A copy of Deloitte’s letter, dated June 1, 2012, is attached as Exhibit 16.1 hereto.

(b)         Engagement of New Independent Registered Public Accounting Firm as Principal Accountant

Effective June 6, 2012, the Company engaged Crowe Horwath LLP (“Crowe Horwath”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Prior to that date, neither the Company nor anyone on its behalf consulted with Crowe Horwath regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Crowe Horwath, nor did Crowe Horwath provide either a written report or oral advice that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues; or (iii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

16.1     Letter to Securities and Exchange Commission from Deloitte & Touche LLP, dated June 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)

/s/	Lyne Andrich
Lyne Andrich
EVP & CFO

Date: June 6, 2012